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                                                                   Exhibit 24.1

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, SUNDSTRAND CORPORATION, a Delaware corporation, does hereby nominate, constitute and appoint PAUL DONOVAN and MARY ANN HYNES, and either or both of them as its true and lawful attorneys-in-fact, in its name and on its behalf to file with the Securities and Exchange Commission a Registration Statement on Form S-3 and any amendments, supplements and post-effective amendments thereto, in connection with the registration under the Securities Act of 1933, as amended, of the Corporation's debt securities, consisting of debentures, notes and/or other unsecured evidences of indebtedness, up to an aggregate of $100,000,000 principal amount of indebtedness having a maturity of more than one year from the date of issuance.

      That each of the undersigned directors and officers of said Corporation does hereby nominate, constitute and appoint PAUL DONOVAN and MARY ANN HYNES, and either or both of them as his true and lawful attorneys-in-fact, in his name and in the capacity indicated below, to execute the aforesaid Form S-3.

      And the undersigned do hereby authorize and direct the said attorneys-in-fact, and either or both of them, to execute and deliver such other documents to the Securities and Exchange Commission and to take all such other action as they or either of them may consider necessary or advisable to the end that said Form S-3 shall comply with the Securities Act of 1933 and the applicable rules, rulings and regulations of the Securities and Exchange Commission.

      IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 29th day of October, 1998.


                                                 SUNDSTRAND CORPORATION


                                                 By:      /s/ Robert H. Jenkins
                                                          ---------------------
                                                          Robert H. Jenkins
                                                          Chairman of the Board

(CORPORATE SEAL)

ATTEST:


/s/  William R. Coole
---------------------
William R. Coole
Assistant Secretary





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SIGNATURE                                TITLE
---------                                -----

/s/ Robert H. Jenkins                    Chairman of the Board, President and
---------------------                    Chief Executive Officer and Director
Robert H. Jenkins


/s/ Paul Donovan                         Executive Vice President and
----------------                         Chief Financial Officer
Paul Donovan


/s/ DeWayne J. Fellows                   Vice President and Controller
----------------------
DeWayne J. Fellows


/s/ Richard A. Abdoo                     Director
--------------------
Richard A. Abdoo


/s/ J.P. Bolduc                          Director
---------------
J.P. Bolduc


/s/ Ilene S. Gordon                      Director
-------------------
Ilene S. Gordon


/s/ Gerald Grinstein                     Director
--------------------
Gerald Grinstein


/s/ Charles Marshall                     Director
--------------------
Charles Marshall


/s/ Klaus H. Murmann                     Director
--------------------
Klaus H. Murmann


/s/ Ward Smith                           Director
--------------
Ward Smith


/s/ Berger G. Wallin                     Director
--------------------
Berger G. Wallin